Ultra Series Fund

Supplement Dated February 10, 2010 to the Prospectus

This Supplement dated February 10. 2010 amends the Prospectus of Ultra Series Fund dated May 1, 2009, as supplemented May 1, 2009, July 1, 2009, September 30, 2009, October 2, 2009 and October 8, 2009.

Please keep this Supplement with your records.

Global Securities Fund
Mid Cap Growth Fund
Small Cap Growth Fund
Each, a Series of the Ultra Series Fund

Proposed Fund Mergers

Madison Asset Management, LLC (“Madison”), the investment adviser to the Ultra Series Fund (the “Trust”), has recommended, and the Trust’s board of trustees has approved, the following mergers:

•	the merger of the Global Securities Fund with and into the International Stock Fund;
•	the merger of the Mid Cap Growth Fund with and into the Mid Cap Value Fund; and
•	the merger of the Small Cap Growth Fund with and into the Small Cap Value Fund.

Upon completion of the mergers, the Mid Cap Value Fund will change its name to the “Mid Cap Fund” and the Small Cap Value Fund will change its name to the “Small Cap Fund.”

Madison believes that optimizing its equity fund lineup, while still offering breadth and depth across asset classes, will make it easier for shareholders to differentiate funds and may increase the combined fund’s prospects for increased sales and economies of scale. In addition, Madison believes these mergers represent the most effective use of investment resources and creates an environment with the best opportunity for successful long-term investing on behalf of shareholders.

Subject to a number of conditions, including shareholder approval, the mergers are expected to be effective on May 3, 2010 and will be effected at the relative net asset values of the funds as of the close of business on the April 30, 2010.  Shares of each class of the merging fund will, in effect, be converted into shares of the same class of the acquiring fund with the same aggregate net asset value.  The mergers are expected to be tax-free to shareholders of the merging funds.

To align the portfolios of each merging fund with the applicable acquiring fund, substantially all of the merging fund’s portfolio securities will be sold prior to consummation of each merger. These transactions will result in brokerage commissions and other transaction costs, all of which will be borne by Madison or its affiliates and not the funds or shareholders.  However, these transactions may also result in realization of capital gains, which would be distributed to shareholders as taxable distributions.

For more information about each of the acquiring funds, please call 1-800-798-5500 for a prospectus.  In addition, shareholders of each of the merging funds will receive a combination proxy statement/prospectus which describes the mergers in more detail, as well as provides additional information about the acquiring funds.  This proxy statement/prospectus will also provide instructions as to how you may vote on the mergers, as shareholder approval is required to effect each merger.